UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

AB FIXED-INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2019

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.18

SEMI-ANNUAL REPORT

AB FIXED-INCOME SHARES, INC. GOVERNMENT MONEY MARKET PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 1

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.00	$1.92	0.38%
Hypothetical**	$1,000	$1,023.29	$1.94	0.38%
Class B
Actual	$1,000	$1,007.70	$2.23	0.44%
Hypothetical**	$1,000	$1,022.99	$2.24	0.44%
Class C
Actual	$1,000	$1,007.90	$1.97	0.39%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%
Advisor Class
Actual	$1,000	$1,008.00	$1.92	0.38%
Hypothetical**	$1,000	$1,023.29	$1.94	0.38%
Class K
Actual	$1,000	$1,008.80	$1.06	0.21%
Hypothetical**	$1,000	$1,024.15	$1.07	0.21%
Class I
Actual	$1,000	$1,009.00	$0.91	0.18%
Hypothetical**	$1,000	$1,024.30	$0.92	0.18%
Class 1
Actual	$1,000	$1,009.00	$0.86	0.17%
Hypothetical**	$1,000	$1,024.35	$0.87	0.17%
Class AB
Actual	$1,000	$1,009.10	$0.81	0.16%
Hypothetical**	$1,000	$1,024.40	$0.82	0.16%
Institutional Class
Actual	$1,000	$1,009.10	$0.61	0.12%
Hypothetical**	$1,000	$1,024.60	$0.61	0.12%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2 | AB FIXED-INCOME SHARES, INC.	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
U.S. Government & Government Sponsored Agency Obligations – 76.7%
Federal Farm Credit Bank
(1 Month LIBOR - 0.14%), 12/06/18(a)	2.146%	$25,000	$24,999,489
(3 Month LIBOR - 0.36%), 4/30/19(a)	2.160%	25,000	25,000,000
(1 Month LIBOR - 0.12%), 1/30/19(a)	2.177%	100,000	99,997,600
(1 Month LIBOR - 0.10%), 9/05/19(a)	2.178%	50,000	49,995,073
(1 Month LIBOR - 0.07%), 4/18/19(a)	2.217%	10,000	10,000,964
(1 Month LIBOR - 0.04%), 4/24/19(a)	2.247%	1,225	1,225,278
(3 Month LIBOR - 0.18%), 10/15/19(a)	2.256%	75,000	74,989,275
(2.98% - Daily FCPR), 2/20/20(a)	2.270%	22,500	22,496,918
(2.97% - Daily FCPR), 1/24/20(a)	2.280%	75,000	74,999,868
(2.96% - Daily FCPR), 7/09/20(a)	2.290%	50,000	49,989,537
(1 Month LIBOR + 0.04%), 11/01/18(a)	2.301%	3,125	3,125,000
(1 Month LIBOR + 0.12%), 11/13/18(a)	2.400%	2,985	2,985,256
(1 Month LIBOR + 0.12%), 11/23/18(a)	2.402%	10,000	10,001,558
(3 Month LIBOR + 0.04%), 1/15/19(a)	2.476%	50,000	50,037,628
(1 Month LIBOR - 0.10%), 12/03/18(a)	2.170%	2,000	2,000,035
Federal Farm Credit Discount Notes
1/04/19	2.340%	50,000	49,808,889
1/11/19	2.340%	10,000	9,957,597
Federal Home Loan Bank
1/16/19	1.250%	560	558,746
12/14/18	1.750%	7,745	7,741,150
(3 Month LIBOR - 0.39%), 11/09/18(a)	1.951%	100,000	100,000,000
(3 Month LIBOR - 0.34%), 4/01/19(a)	2.051%	5,000	4,999,342
(3 Month LIBOR - 0.33%), 1/02/19(a)	2.068%	100,000	100,000,000
(3 Month LIBOR - 0.39%), 1/22/19(a)	2.079%	100,000	100,000,000

abfunds.com	AB FIXED-INCOME SHARES, INC. | 3

PORTFOLIO OF INVESTMENTS (continued)

	Yield*	Principal Amount (000)	U.S. $ Value

(3 Month LIBOR - 0.33%), 1/07/19(a)	2.080%	$100,000	$100,000,000
(3 Month LIBOR - 0.31%), 1/03/19(a)	2.088%	100,000	100,000,000
(1 Month LIBOR - 0.14%), 1/02/19(a)	2.116%	100,000	100,000,000
(1 Month LIBOR - 0.14%), 1/02/19(a)	2.121%	100,000	100,000,000
(1 Month LIBOR - 0.14%), 11/16/18(a)	2.135%	100,000	100,000,000
(3 Month LIBOR - 0.35%), 4/24/19(a)	2.137%	100,000	100,000,000
(1 Month LIBOR - 0.14%), 11/05/18(a)	2.139%	100,000	100,000,000
(1 Month LIBOR - 0.14%), 12/24/18(a)	2.142%	50,000	50,000,000
(1 Month LIBOR - 0.13%), 11/15/18(a)	2.150%	1,900	1,900,006
(1 Month LIBOR - 0.14%), 11/29/18(a)	2.150%	107,000	107,000,023
(1 Month LIBOR - 0.13%), 11/09/18(a)	2.151%	100,000	100,000,601
(1 Month LIBOR - 0.13%), 1/07/19(a)	2.151%	100,000	100,000,000
(3 Month LIBOR - 0.16%), 5/24/19(a)	2.152%	3,100	3,101,718
(1 Month LIBOR - 0.12%), 11/21/18(a)	2.165%	100,000	100,001,118
(3 Month LIBOR - 0.34%), 4/30/19(a)	2.180%	50,000	50,000,000
(1 Month LIBOR - 0.10%), 1/11/19(a)	2.190%	50,000	50,000,000
(1 Month LIBOR - 0.09%), 11/08/18(a)	2.191%	200,000	199,998,768
(1 Month LIBOR - 0.09%), 1/25/19(a)	2.191%	14,100	14,100,362
(1 Month LIBOR - 0.09%), 4/09/19(a)	2.191%	50,000	50,000,000
9/20/19(b)	2.280%	34,850	34,850,000
(2.85% - Daily FCPR), 11/07/18(a)	2.400%	7,000	7,000,336
(1 Month LIBOR - 0.07%), 12/19/18(a)	2.212%	60,000	59,998,260
(1 Month LIBOR - 0.06%), 4/26/19(a)	2.234%	80,000	80,006,891
Federal Home Loan Bank Discount Notes
11/09/18	2.210%	6,500	6,496,968
11/28/18	2.210%	50,000	49,918,138

4 | AB FIXED-INCOME SHARES, INC.	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Yield*	Principal Amount (000)	U.S. $ Value

12/12/18	2.270%	$8,433	$8,412,226
12/14/18	2.270%	4,805	4,792,724
12/19/18	2.270%	150,000	149,565,999
12/21/18	2.270%	312,153	311,217,409
12/26/18	2.270%	203,665	202,996,110
1/02/19	2.340%	104,870	104,472,492
1/04/19	2.340%	100,000	99,603,912
1/07/19	2.340%	100,000	99,596,138
1/11/19	2.340%	815	811,383
Federal Home Loan Mortgage Corp.
(1 Month LIBOR - 0.15%), 2/12/19(a)	2.133%	45,000	45,000,000
(1 Month LIBOR - 0.12%), 11/27/18(a)	2.170%	50,000	50,000,000
Federal National Mortgage Association
12/14/18	1.125%	50,605	50,543,596
1/28/19	1.375%	4,000	3,991,879
(SOFR + 0.04%), 4/30/19(a)	2.220%	25,000	25,000,000
(SOFR + 0.07%), 10/30/19(a)	2.250%	10,000	10,000,000
(SOFR + 0.08%), 1/30/19(a)	2.260%	74,500	74,500,000
(SOFR + 0.10%), 4/30/20(a)	2.280%	10,000	10,000,000
(SOFR + 0.12%), 7/30/19(a)	2.300%	94,500	94,500,000
(SOFR + 0.16%), 1/30/20(a)	2.340%	64,070	64,080,755
U.S. Treasury Notes
12/31/18	1.250%	200,000	199,699,344
12/31/18	1.500%	200,000	199,776,716
(USBMMY3M), 1/31/20(a)	2.313%	100,000	100,005,878
(USBMMY3M + 0.48%), 10/31/19(a)	2.361%	141,500	141,592,938

			4,689,441,891

Repurchase Agreements – 23.3%
Australia & New Zealand Banking Group Ltd. 2.28%, dated 10/31/18 due 11/01/18 in the amount of $280,017,760 (collateralized by $296,745,000, U.S. Treasury Note, 1.12% due 2/28/21, value $285,618,115)		280,000	280,000,027
Bank of America NA 2.20%, dated 10/31/18 due 11/01/18 in the amount of $110,006,722 (collateralized by $122,540,400, Resolution Funding Strip, U.S. Treasury Bill, U.S. Treasury Bond and U.S. Treasury Note, 0.00% to 5.00% due 11/15/18 to 8/15/46, value $112,200,001)		110,000	110,000,000

abfunds.com	AB FIXED-INCOME SHARES, INC. | 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BNP Paribas 2.20%, dated 10/31/18 due 11/01/18 in the amount of $50,003,056 (collateralized by $52,530,700, U.S. Treasury Note, 2.00% due 11/30/22, value $51,003,117)	$50,000	$50,000,000
JPMorgan Securities LLC 2.18%, dated 10/31/18 due 11/01/18 in the amount of $110,006,661 (collateralized by $114,139,600 U.S. Treasury Bill and U.S. Treasury Note, 0.00% to 1.75% due 6/20/19 to 5/31/22, value $112,206,848)	110,000	110,000,000
JPMorgan Securities LLC 2.21%, dated 10/31/18 due 11/01/18 in the amount of $150,009,861 (collateralized by $157,481,000 U.S. Treasury Note, 1.87% due 5/31/22, value $153,010,058)	150,001	150,000,652
Mizuho Securities USA, Inc. 2.20%, dated 10/31/18 due 11/01/18 in the amount of $275,016,806 (collateralized by $282,876,121, Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association, 3.61% to 7.00% due 7/01/28 to 9/01/48, value $280,500,000)	275,000	275,000,000
State Street Bank & Trust Co. 2.21%, dated 10/31/18 due 11/01/18 in the amount of $301,018,478 (collateralized by $307,330,000 U.S. Treasury Note, 2.625% due 3/31/25, value $307,022,080)	301,000	301,000,000
Toronto-Dominion Bank (The) 2.19%, dated 10/31/18 due 11/01/18 in the amount of $150,009,125 (collateralized by $152,846,000, Federal Farm Credit Bank, 1.23% to 2.29% due 12/20/19 to 7/09/20, value $153,000,737)	150,000	150,000,000

		1,426,000,679

Total Investments – 100.0% (cost $6,115,442,570)		6,115,442,570
Other assets less liabilities – 0.0%		1,633,488

Net Assets – 100.0%		$6,117,076,058

6 | AB FIXED-INCOME SHARES, INC.	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2018.

Glossary:

FCPR – U.S. Federal Reserve Bank Prime Loan Rate

LIBOR – London Interbank Offered Rates

SOFR – Secured Overnight Financing Rate

USBMMY3M – U.S. Treasury 3 Month Bill Money Market Yield

See notes to financial statements.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 7

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018 (unaudited)

Assets
Investments in securities, at value (cost $6,115,442,570)	$6,115,442,570
Interest receivable	5,526,991
Receivable for capital stock sold	621,325

Total assets	6,121,590,886

Liabilities
Due to custodian	3,326,124
Payable for capital stock redeemed	449,684
Advisory fee payable	381,826
Distribution fee payable	173,119
Administrative fee payable	30,880
Transfer Agent fee payable	12,590
Directors’ fees payable	2,353
Accrued expenses and other liabilities	138,252

Total liabilities	4,514,828

Net Assets	$6,117,076,058

Composition of Net Assets
Capital stock, at par	$3,058,591
Additional paid-in capital	6,114,074,678
Accumulated loss	(57,211)

Net Assets	$6,117,076,058

Net Asset Value Per Share—110 billion shares of capital stock authorized, $.0005 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$111,251,783	111,269,543	$1.00

B	$1,279,639	1,279,479	$1.00

C	$6,650,293	6,651,476	$1.00

Advisor	$10,201,658	10,191,071	$1.00

K	$40,317,533	40,326,183	$1.00

I	$8,438,972	8,436,707	$1.00

1	$640,971,150	641,004,172	$1.00

AB	$5,215,622,124	5,215,679,690	$1.00

Institutional	$82,342,906	82,342,791	$1.00

See notes to financial statements.

8 | AB FIXED-INCOME SHARES, INC.	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)

Investment Income
Interest		$66,582,183
Expenses
Advisory fee (see Note B)	$6,799,322
Distribution fee—Class A	132,195
Distribution fee—Class B	6,627
Distribution fee—Class C	23,398
Distribution fee—Class K	51,635
Distribution fee—Class 1	303,371
Transfer agency—Class A	115,617
Transfer agency—Class B	1,805
Transfer agency—Class C	7,162
Transfer agency—Advisor Class	9,626
Transfer agency—Class K	10,326
Transfer agency—Class I	910
Transfer agency—Class 1	25,335
Transfer agency—Class AB	9,171
Transfer agency—Class Institutional	603
Registration fees	152,766
Custodian	143,022
Administrative	47,015
Audit and tax	23,516
Legal	19,019
Printing	15,374
Directors’ fees	12,817
Miscellaneous	47,695

Total expenses	7,958,327
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,738,513)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(517,226)

Net expenses		5,702,588

Net investment income		60,879,595

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		1,484

Net Increase in Net Assets from Operations		$60,881,079

See notes to financial statements.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 9

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
Increase in Net Assets from Operations
Net investment income	$60,879,595	$62,242,140
Net realized gain on investment transactions	1,484	9,661
Contributions from Affiliates (see Note B)	– 0	–	350

Net increase in net assets from operations	60,881,079	62,252,151
Distributions to shareholders
Class A	(831,883)	(555,958)
Class B	(10,054)	(6,677)
Class C	(48,780)	(36,356)
Advisor Class	(69,779)	(40,622)
Class K	(359,106)	(207,451)
Class I	(80,652)	(45,887)
Class 1	(5,460,578)	(3,350,201)
Class AB	(53,555,477)	(57,998,889)
Institutional Class	(463,286)	(99)
Capital Stock Transactions
Net increase	35,588,250	360,445,989

Total increase	35,589,734	360,456,000
Net Assets
Beginning of period	6,081,486,324	5,721,030,324

End of period	$6,117,076,058	$6,081,486,324

See notes to financial statements.

10 | AB FIXED-INCOME SHARES, INC.	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the AB Government Money Market Portfolio (the “Portfolio”). The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio acquired the assets and liabilities of AB Bond Fund, Inc.—AB Government Reserves Portfolio and AB Government Exchange Reserves in a reorganization that was effective at the close of business November 10, 2017 (the “Reorganization”). The Reorganization was approved by the Funds’ Boards of Directors/Trustees pursuant to an Agreement and Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note G for additional information). Prior to June 1, 2016, the Portfolio offered one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. Effective June 1, 2016, the Portfolio adopted a multiclass plan under Rule 18f-3 of the Investment Company Act of 1940. Pursuant to the plan, the Portfolio is authorized to issue 11 classes of shares: Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class Z, Class AB and Institutional Class shares. Class R and Class Z shares have been not been issued. Shareholders who owned shares of the Portfolio prior to June 1, 2016 are Class AB shareholders. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. Class A shares are sold for cash without an initial sales charge at the time of purchase. However, on cash purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AB mutual funds, subject, in the case of Class A shares of the Portfolio that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Portfolio also are offered in exchange for Class A shares of other AB mutual funds without any sales charge at the time of purchase, but on Class A shares of the Portfolio that were received in exchange for another AB mutual fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Portfolio are redeemed within one year of the AB mutual fund Class A shares originally purchased for cash. Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a

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NOTES TO FINANCIAL STATEMENTS (continued)

CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AB mutual funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AB mutual funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AB mutual fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AB mutual fund Class B shares originally purchased for cash at the time of their purchase. Class C shares are sold for cash or in exchange for Class C shares of another AB mutual fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AB mutual fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses. Class K, Class I and Class 1 shares are sold for cash or in exchange of the same class of shares of another AB mutual fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses. Class I shares are also available for the investment of cash collateral related to the AB funds’ securities lending programs. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Short-Term Investments:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$4,689,441,891		$	– 0	–	$4,689,441,891
Repurchase Agreements		1,426,000,679		– 0	–		– 0	–	1,426,000,679

Total(a)		$1,426,000,679		$4,689,441,891		$	– 0	–	$6,115,442,570

(a)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Fund’s Board of Directors (the “Board”), including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective June 1, 2016, the Portfolio pays the Adviser an advisory fee at the annual rate of .20% on average daily assets. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee until August 31, 2019. For the period ended October 31, 2018, such reimbursements/waivers amounted to $1,738,513. Prior to June 1, 2016 the Portfolio paid no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Board. Pursuant to the Advisory Agreement, the Portfolio paid $47,015 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended October 31, 2018.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and

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NOTES TO FINANCIAL STATEMENTS (continued)

exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

During the year ended April 30, 2018, the Adviser reimbursed the Portfolio $350 for trading losses incurred due to a trade entry error.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $76,679 for the six months ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has received $61, $476 and $342 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended October 31, 2018.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class K and Class 1. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class B shares, .75% of the Portfolio’s average daily net assets attributable to Class C shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class AB and Institutional Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the six months ended October 31, 2018, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $132,195, $6,627, $23,398, $51,635 and $303,371 for Class A, Class B, Class C, Class K and Class 1 shares, respectively, limiting the effective annual rate to 0.00% for the Class A, Class B, Class C, Class K and Class 1 shares.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At October 31, 2018, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions to be paid for the year ending April 30, 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$62,242,140	$21,796,979

Total taxable distributions	$62,242,140	$21,796,979

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(58,695	)(a)

Total accumulated earnings/(deficit)	$(58,695)

(a)	As of April 30, 2018, the Portfolio had a net capital loss carryforward of $58,695.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Portfolio had a net short-term capital loss carryforward of $58,646 and a net long-term capital loss carryforward of $49, which may be carried forward for an indefinite period.

NOTE E

Capital Stock

The Portfolio has allocated 70,000,000,000 of authorized shares of which 5,000,000,000 are allocated to Class A, Class B, Class C, Advisor Class, Class K, Class I, Class 1 and Institutional Class and 20,000,000,000 to Class AB. Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018

Class A(a)
Shares sold	25,352,540		18,926,105

Shares issued in reinvestment of dividends	830,626		555,958

Shares converted from Class B	127,310		200,954

Shares converted from Class C	230,519		237,466

Shares redeemed	(27,348,637)		(39,594,316)

Shares issued with merger	– 0	–	131,751,018

Net increase (decrease)	(807,642)		112,077,185

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares
	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018

Class B(a)
Shares sold	137,413		168,264

Shares issued in reinvestment of dividends	10,052		6,677

Shares converted to Class A	(127,310)		(200,954)

Shares redeemed	(120,518)		(168,094)

Shares issued with merger	– 0	–	1,573,949

Net increase (decrease)	(100,363)		1,379,842

Class C(a)
Shares sold	2,142,901		2,180,079

Shares issued in reinvestment of dividends	48,762		36,356

Shares converted to Class A	(230,519)		(237,466)

Shares redeemed	(1,753,633)		(3,818,403)

Shares issued with merger	– 0	–	8,283,399

Net increase	207,511		6,443,965

Advisor Class(a)
Shares sold	6,273,358		7,514,975

Shares issued in reinvestment of dividends	69,643		40,622

Shares redeemed	(4,441,375)		(7,344,808)

Shares issued with merger	– 0	–	8,078,656

Net increase	1,901,626		8,289,445

Class K(a)
Shares sold	34,702,017		69,240,985

Shares issued in reinvestment of dividends	360,016		207,451

Shares redeemed	(32,786,409)		(69,050,651)

Shares issued with merger	– 0	–	37,652,773

Net increase	2,275,624		38,050,558

Class I(a)
Shares sold	5,122,690		5,741,596

Shares issued in reinvestment of dividends	80,644		45,887

Shares redeemed	(5,843,801)		(4,174,606)

Shares issued with merger	– 0	–	7,464,297

Net increase (decrease)	(640,467)		9,077,174

Class 1(a)
Shares sold	651,251,006		567,778,046

Shares issued in reinvestment of dividends	5,460,578		3,350,201

Shares redeemed	(531,653,507)		(704,633,637)

Shares issued with merger	– 0	–	649,451,485

Net increase	125,058,077		515,946,095

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares
	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018

Class AB
Shares sold	24,228,944,874	46,833,793,923

Shares issued on reinvestment of dividends	53,555,475	57,998,889

Shares redeemed	(24,457,139,253)	(47,222,562,896)

Net decrease	(174,638,904)	(330,770,084)

Institutional Class
Shares sold	406,314,068	– 0	–

Shares issued on reinvestment of dividends	463,373	99

Shares redeemed	(324,444,653)	(99)

Net increase	82,332,788	– 0	–

(a)	Commenced distribution on November 10, 2017.

NOTE F

Risks Involved in Investing in the Portfolio

Money Market Fund Risk and Regulatory Developments—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under Rule 2a-7 of the Investment Company Act of 1940, the Portfolio is permitted, but not required, at the discretion of the Portfolio’s Board, under certain circumstances of impaired liquidity of the Portfolio’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Board has determined not to impose liquidity fees on, or suspend, redemptions.

Interest Rate Risk—Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). If a counterparty to a repurchase agreement defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Merger and Reorganization

At a meeting held on August 2, 2017, the Boards of Directors/Trustees of the Fund and AB Government Exchange Reserves and AB Bond Fund, Inc.—AB Government Reserves Portfolio approved the Plan of Reorganization providing for the tax-free acquisition by the Portfolio of the assets and liabilities of AB Government Exchange Reserves and AB Government Reserves Portfolio. The acquisition was completed at the close of business November 10, 2017. Pursuant to the Reorganization, the assets and liabilities of the Government Exchange Reserves and AB Government Reserves Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, except that Class R shareholders of AB Government Exchange Reserves received Class I shares of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
AB Government Exchange Reserves	194,804,836	– 0	–	$194,790,162	+	$	– 0	–
AB Government Reserves Portfolio	649,451,484	– 0	–	$649,417,968	++	$	– 0	–
The Portfolio	6,031,315,101	6,875,571,421		$6,031,253,695	+++		$6,875,461,825

+	Includes distributions in excess of undistributed net investment income of $0, accumulated realized gain on investments of $10,517 and investments at amortized cost of $194,721,192.

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NOTES TO FINANCIAL STATEMENTS (continued)

++	Includes undistributed net investment income of $0, accumulated realized loss on investments of $3,206 and investments at amortized cost of $648,956,209.

+++	Includes undistributed net investment income of $0, accumulated realized loss on investments of $58,899 and investments at amortized cost of $6,027,742,448.

Assuming the acquisition of AB Government Exchange Reserves and AB Government Reserves Portfolio had been completed on May 1, 2017, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended April 30, 2018, are as follows:

Net investment income	$65,482,121
Net realized gain on investments	9,388

Net increase in net assets resulting from operations	$65,491,509

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since November 10, 2017.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from AB Government Exchange Reserves and AB Government Reserves Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE H

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting

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NOTES TO FINANCIAL STATEMENTS (continued)

period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplifies certain disclosure requirements on the finanical statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended October 31, 2018 (unaudited)	November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)(c)	.0079	.0048
Net realized and unrealized gain (loss) on investment transactions	.0000 (d)	(.0001 )‡

Net increase in net asset value from operations	.0079	.0047

Less: Dividends
Dividends from net investment income	(.0079)	(.0047)

Net asset value, end of period	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.80%	.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,252	$112,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.38%	.39%
Expenses, before waivers/reimbursements^	.68%	.64%
Net investment income(c)^	1.57%	1.02%

See footnote summary on page 31.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended October 31, 2018 (unaudited)	November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)(c)	.0076	.0046
Net realized and unrealized gain (loss) on investment transactions	.0001	(.0001 )‡

Net increase in net asset value from operations	.0077	.0045

Less: Dividends
Dividends from net investment income	(.0077)	(.0045)

Net asset value, end of period	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.77%	.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,280	$1,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.44%	.43%
Expenses, before waivers/reimbursements^	1.48%	1.44%
Net investment income(c)^	1.52%	.98%

See footnote summary on page 31.

26 | AB FIXED-INCOME SHARES, INC.	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended October 31, 2018 (unaudited)	November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)(c)	.0079	.0047
Net realized and unrealized gain on investment transactions(d)	.0000	.0000

Net increase in net asset value from operations	.0079	.0047

Less: Dividends
Dividends from net investment income	(.0079)	(.0047)

Net asset value, end of period	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.79%	.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,649	$6,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.39%	.40%
Expenses, before waivers/reimbursements^	1.19%	1.15%
Net investment income(c)^	1.56%	1.01%

See footnote summary on page 31.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 27

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended October 31, 2018 (unaudited)		November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0079	(c)	.0048
Net realized and unrealized gain (loss) on investment transactions	.0000	(d)	(.0001 )‡

Net increase in net asset value from operations	.0079		.0047

Less: Dividends
Dividends from net investment income	(.0079)		(.0047)

Net asset value, end of period	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(e)	.80%		.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,202		$8,300
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.38%		.39%
Expenses, before waivers/reimbursements^	.43%		.39%
Net investment income^	1.57	%(c)	1.03%

See footnote summary on page 31.

28 | AB FIXED-INCOME SHARES, INC.	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended October 31, 2018 (unaudited)	November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)(c)	.0088	.0051
Net realized and unrealized gain on investment transactions(d)	.0000	.0000

Net increase in net asset value from operations	.0088	.0051

Less: Dividends
Dividends from net investment income	(.0088)	(.0051)

Net asset value, end of period	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.88%	.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,318	$38,042
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.21%	.32%
Expenses, before waivers/reimbursements^	.51%	.57%
Net investment income(c)^	1.73%	1.09%

See footnote summary on page 31.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 29

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended October 31, 2018 (unaudited)		November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0089	(c)	.0056
Net realized and unrealized gain (loss) on investment transactions	.0000	(d)	(.0002 )‡

Net increase in net asset value from operations	.0089		.0054

Less: Dividends
Dividends from net investment income	(.0089)		(.0054)

Net asset value, end of period	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(e)	.90%		.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,439		$9,079
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.18%		.24%
Expenses, before waivers/reimbursements^	.23%		.24%
Net investment income^	1.77	%(c)	1.19%

See footnote summary on page 31.

30 | AB FIXED-INCOME SHARES, INC.	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended October 31, 2018 (unaudited)	November 10, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)(c)	.0091	.0056
Net realized and unrealized gain (loss) on investment transactions‡	(.0001)	(.0001)

Net increase in net asset value from operations	.0090	.0055

Less: Dividends
Dividends from net investment income	(.0090)	(.0055)

Net asset value, end of period	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.90%	.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$640,971	$515,913
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.17%	.22%
Expenses, before waivers/reimbursements^	.32%	.32%
Net investment income(c)^	1.80%	1.18%

See footnote summary on page 31.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 31

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class AB
Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)	.0090	(c)	.0097	.0033	†	.0021	.0011	.0008
Net realized and unrealized gain (loss) on investment transactions	.0000	(d)	.0001	.0001	.0001	(.0003)	.0000	(d)
Contributions from Affiliates	– 0	–	.0000	(d)	– 0	–	.0000	(d)	– 0	–	– 0	–

Net increase in net asset value from operations	.0090	.0098	.0034	.0022	.0008	.0008

Less: Dividends and Distributions
Dividends from net investment income	(.0090)	(.0098)	(.0034)	(.0022)	(.0008)	(.0008)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.0000	)(d)	(.0000	)(d)	(.0000	)(d)	(.0000	)(d)

Total dividends and distributions	(.0090)	(.0098)	(.0034)	(.0022)	(.0008)	(.0008)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.91%	.98%	.35	%†	.22%	.08%	.08%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$5,216	$5,390	$5,721	$7,388	$7,729	$5,770
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.16	%^	.22%	.19%	.01%	.01%	.01%
Expenses, before waivers/reimbursements	.21	%^	.22%	.19%	.01%	.01%	.01%
Net investment income	1.79	%^(c)	.97%	.33	%†	.21%	.08%	.08%

See footnote summary on page 31.

32 | AB FIXED-INCOME SHARES, INC.	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Institutional Class
	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	June 1, 2016(a) to April 30, 2017

Net asset value, beginning of period	$ 1.00		$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)	.0097	(c)	.0099	.0032
Net realized and unrealized gain (loss) on investment transactions	(.0006	)‡	.0000 (d)	.0000	(d)

Net increase in net asset value from operations	.0091		.0099	.0032

Less: Dividends
Dividends from net investment income	(.0091)		(.0099)	(.0032)

Net asset value, end of period	$ 1.00		$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(e)	.91%		.99%	.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,343		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.12	%^	.20%	.20	%^
Expenses, before waivers/reimbursements	.22	%^	.20%	.20	%^
Net investment income	1.93	%^(c)	.99%	.35	%^

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed.

(d)	Amount is less than $.00005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

‡

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

†	For the year ended April 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00002	.002%	.002%

^	Annualized.

See notes to financial statements.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 33

RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Fixed-Income Shares, Inc. (the “Company”)—AB Government Money Market Portfolio (the “Fund”) was held on October 11, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	3,722,878,190	5,093,582
William H. Foulk, Jr.	3,722,873,343	5,098,428
Nancy P. Jacklin	3,722,772,322	5,199,449
Robert M. Keith	3,722,878,190	5,093,582
Carol C. McMullin	3,722,772,322	5,199,449
Gary L. Moody	3,722,805,097	5,166,674
Marshall C. Turner, Jr.	3,722,800,354	5,171,417
Earl D. Weiner	3,722,800,354	5,171,417

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
3,692,373,185	1,171,923	10,064,989	24,361,674

34 | AB FIXED-INCOME SHARES, INC.	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

Lucas Krupa, Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB FIXED-INCOME SHARES, INC. | 35

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Fixed-Income Shares, Inc. in respect of AB Government Money Market Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

36 | AB FIXED-INCOME SHARES, INC.	abfunds.com

certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it

abfunds.com	AB FIXED-INCOME SHARES, INC. | 37

has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution

38 | AB FIXED-INCOME SHARES, INC.	abfunds.com

expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized

abfunds.com	AB FIXED-INCOME SHARES, INC. | 39

that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

40 | AB FIXED-INCOME SHARES, INC.	abfunds.com

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as

abfunds.com	AB FIXED-INCOME SHARES, INC. | 41

among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Fixed-Income Shares, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Government Money Market Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the

42 | AB FIXED-INCOME SHARES, INC.	abfunds.com

reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer. The directors noted that a meeting held on August 1-2, 2017, they had approved the acquisitions of ABF—AB Government Reserves Portfolio and AB Government Exchange Reserves, in separate transactions, by the Fund. The acquisitions will not require shareholder vote and are expected to be consummated on or about November 10, 2017.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio

abfunds.com	AB FIXED-INCOME SHARES, INC. | 43

management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2015. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2016 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower

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without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class AB Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class AB Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other AB Funds with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio

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management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class AB shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class AB expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

46 | AB FIXED-INCOME SHARES, INC.	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FIS-0152-1018

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Fixed-Income Shares, Inc

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2018